Posting Supplement No. 261 dated June 30, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 353420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
353420	$7,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 353420. Member loan 353420 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Berkshire Asset Management	Debt-to-income ratio:	19.50%
Length of employment:	9 months	Location:	Tamarac, FL

Home town:	Tamarac
Current & past employers:	Berkshire Asset Management
Education:	McGill University, Montreal, Qc

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 2 loans and pay off a portion of my credit cards. I have never defaulted so I think lending to me would be a good investment.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,780.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 377472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377472	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377472. Member loan 377472 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Internet Company	Debt-to-income ratio:	5.74%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Internet Company
Education:	Virgina Tech

This borrower member posted the following loan description, which has not been verified:

I always pay my bills on time. Just want to move some debt to a lower interest rate.

A credit bureau reported the following information about this borrower member on February 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$132,103.00	Public Records On File:	1
Revolving Line Utilization:	14.20%	Months Since Last Record:	62
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395632	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395632. Member loan 395632 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	New Mexico Tech	Debt-to-income ratio:	19.20%
Length of employment:	6 months	Location:	Socorro, NM

Home town:	Rio Rancho
Current & past employers:	New Mexico Tech, New Mexico Tech - Campus Police
Education:	New Mexico Institute of Mining and Technology

This borrower member posted the following loan description, which has not been verified:

I'm a college student at New Mexico Tech, in Socorro, NM and have saved up enough money to be able to afford a small amount of financing for a new car!

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,369.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401578	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401578. Member loan 401578 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Infinite Visions	Debt-to-income ratio:	16.17%
Length of employment:	12 years	Location:	PATERSON, NJ

Home town:	paterson
Current & past employers:	Infinite Visions, classic imprint
Education:

This borrower member posted the following loan description, which has not been verified:

i want a good deal. I have paid off two cars and the payment for this should be much less. i can pay for this with no problems.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,604.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401782	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401782. Member loan 401782 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Tri-City Technologies	Debt-to-income ratio:	14.00%
Length of employment:	2 years 11 months	Location:	Sacramento, CA

Home town:	Carmichael
Current & past employers:	Tri-City Technologies, Interstate Print Solutions
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

At the end of my college education I needed an additional student loan and because I wasn't working as much as I had previously I required a co-signer. Now the co-signer has financial plans that they would like to persue and would like me to consolidate the loan so I am the sole loan recipient. The loan isn't large, is current, and I pay more than the minimum every month.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,243.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402075	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402075. Member loan 402075 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,160 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	3.37%
Length of employment:	1 year 5 months	Location:	Elyria, OH

Home town:	Cleveland
Current & past employers:	Cleveland Clinic
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married in a year. With down payments and money due up front we are finding ourselves putting things on credit cards. We have a total of about $25,000 spread out on several credit cards that were charged up due to my schooling and our upcoming wedding. We also bought a house and soon found out that owning a home can be very pricey. We recently had close to $3,000.00 worth of plumbing done, a Kitchen remodel after we found out we had to knock out a kitchen wall to replace gas lines that had been leaking and so on and so forth. My credit report and my fiances credit report both have no negative marks as we have never been late or missed any payments on these cards. We are currently spending well over $1,000 a month to pay the credit cards down and would love to consolidate to one payment with a set pay off date as we are starting to feel that there is no end in sight. If this is something that someone would be willing to finance, this would be a huge weight lifted off of our shoulders. Thanks!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,158.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415375	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415375. Member loan 415375 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	United States Shooting Academy	Debt-to-income ratio:	16.85%
Length of employment:	1 month	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	United States Shooting Academy, United States Marine Corps
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Looking to establish a loan for a used motorcycle to be used as transportation to/from school and work. Clean credit history, no late payments other than one being disputed through Experian. Have stable guaranteed income from multiple sources including the US Government.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416365	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416365. Member loan 416365 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southwestern Company	Debt-to-income ratio:	5.40%
Length of employment:	5 months	Location:	san antonio, TX

Home town:	Detriot
Current & past employers:	Southwestern Company
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in need of the loan because I am looking into purchasing a vehicle and I am in the process of moving. Need it to get a start and to be completly able to do so with this loan will give me the start that I need. As you can see I have good credit and I know that having good credit is essential in this day and age. I will be on time with the payments and plan on having the loan paid off before the deadline. I have a good job that has a promising future.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416646	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416646. Member loan 416646 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Richard Eddy Insurance & Financial Services	Debt-to-income ratio:	15.72%
Length of employment:	4 years 1 month	Location:	La Verne, CA

Home town:
Current & past employers:	Richard Eddy Insurance & Financial Services
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

I have recently expanded into newer and larger office space. This move allows me to service my clients with more efficiency while taking on more clients. This loan would be primarily for reserve capital.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,244.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416653	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416653. Member loan 416653 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Chicago Park District	Debt-to-income ratio:	12.80%
Length of employment:	5 years 1 month	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Chicago Park District
Education:	City Colleges of Chicago-Wilbur Wright College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan for the purose of consolidating my debt.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$877.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416675	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416675. Member loan 416675 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Standard Secrurity Life Insurance Company of New York	Debt-to-income ratio:	24.50%
Length of employment:	2 years 3 months	Location:	OLD BRIDGE, NJ

Home town:	Brooklyn
Current & past employers:	Standard Secrurity Life Insurance Company of New York, New York Life Insurance
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I have always paid all my bills on time. I have a balance on a high rate credit card which I wish to pay off at a more resonable rate. I am steadily employed as an accountant.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,544.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417153	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417153. Member loan 417153 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	ucsf	Debt-to-income ratio:	13.52%
Length of employment:	3 months	Location:	SAN FRANCISCO, CA

Home town:	Providence
Current & past employers:	ucsf
Education:	Boston University, San Francisco State University

This borrower member posted the following loan description, which has not been verified:

To whom it concerns, I am in the market for a modest loan to bridge the gap between salary and what is needed for wedding expenses. Sincerely, Ari Akerstein

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$323.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417304	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417304. Member loan 417304 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Equity national title	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Providence, RI

Home town:	Newport
Current & past employers:	Equity national title, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

I need to take out a personal loan to pay for my wedding expenses, I plan on paying it back rather quickly. I understand the importance of good credit and payingmy bills and I will pay this back on time

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417386	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417386. Member loan 417386 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Packerland Veterinary Center	Debt-to-income ratio:	18.16%
Length of employment:	3 months	Location:	OCONTO, WI

Home town:	Oconto
Current & past employers:	Packerland Veterinary Center
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debts into one loan/payment with a lower interest rate. I've been making the monthly payments but the debt is barely decreasing. I would like to have the debt consolidated and only have one payment to remember each month versus 8 different due dates of which they have changed at any given time. Really looking to have this debt gone within in the next few years. I had taken a risk at starting a business with a friend's father last year, only to learn a hard lesson that money comes before everything. After the venture I was unemployed for a while. Recently (March) started a new job of which I truly love and do not see myself leaving anytime in the near future. Granted I have only been here 3 months, but the owner is impressed with my work and is keeping me aboard (made it through probationary period with flying colors). The next step to my financial freedom would be to have this debt off my hands. The best and most efficient way to do this would be to consolidate the debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,473.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417410	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417410. Member loan 417410 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	Miami, FL

Home town:	Havana
Current & past employers:	Youth Co Op Inc
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders In view of the current economic problems, I need to get rid of my credit card debts. Please assist me. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,220.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417418	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417418. Member loan 417418 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Law Offices of Bernice Latou PA	Debt-to-income ratio:	14.52%
Length of employment:	2 years 1 month	Location:	GLEN BURNIE, MD

Home town:	Columbia
Current & past employers:	Law Offices of Bernice Latou PA
Education:	University of Maryland-Baltimore County, University of Maryland-School of Law

This borrower member posted the following loan description, which has not been verified:

This loan was already approved through LendingTree. It will be used to consolidate 3 high-interest loans/lines.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,778.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417554	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417554. Member loan 417554 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Bellagio	Debt-to-income ratio:	9.11%
Length of employment:	10 years 6 months	Location:	Las Vegas, NV

Home town:	Culver City
Current & past employers:	Bellagio, Wal-Mart Stores, TGS, McDonalds
Education:	CCSN

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a loan to consolidate my Wells Fargo and Sears credit cards.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,048.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 417609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417609	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417609. Member loan 417609 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	tmobile	Debt-to-income ratio:	10.20%
Length of employment:	1 year 3 months	Location:	BROWNSVILLE, TX

Home town:	brownsville
Current & past employers:	tmobile, convergys
Education:	The University of Texas at Brownsville

This borrower member posted the following loan description, which has not been verified:

this money will be used to cover the remaining costs of surgery that is not covered by insurance.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417804	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417804. Member loan 417804 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	obrenovich and assc.	Debt-to-income ratio:	16.50%
Length of employment:	18 years 5 months	Location:	norwalk, OH

Home town:	norwalk
Current & past employers:	obrenovich and assc., McDonald's
Education:

This borrower member posted the following loan description, which has not been verified:

Our son Jake has almost 2 years left of school and we would like to be able to not worry all the time about his rent and gas money and tuition. thank you for your time Mike Moyer

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,279.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417848	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417848. Member loan 417848 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Palco Sports	Debt-to-income ratio:	21.73%
Length of employment:	2 years 6 months	Location:	Shoreview, MN

Home town:	St. Cloud
Current & past employers:	Palco Sports
Education:	Southwest State University

This borrower member posted the following loan description, which has not been verified:

My goal is to consolidate a number of credit cards I have thus lowering my monthly payments and interest rates. What makes me a great candidate is that I have a secure job (Co. sales are thriving even in a down economy) I pay all my bills on time and my work ethic is second to none!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$25,449.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417907	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417907. Member loan 417907 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	n/a	Debt-to-income ratio:	10.41%
Length of employment:	n/a	Location:	Cocoa, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We had some unexpected expenses come up and we need cash.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,160.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418000	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418000. Member loan 418000 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	SMI	Debt-to-income ratio:	17.03%
Length of employment:	10 years 3 months	Location:	DENVER, CO

Home town:
Current & past employers:	SMI
Education:	WGU, Luther College

This borrower member posted the following loan description, which has not been verified:

Heading back to school to finish up my degree. Unfortunately I'm still paying off my wife's school debt and need to find a way to finance my own expenses. This would be part time -- and would continue to work full time.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,463.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418062	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418062. Member loan 418062 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	knxv-tv	Debt-to-income ratio:	13.13%
Length of employment:	3 years	Location:	scottsdale, AZ

Home town:	alton
Current & past employers:	knxv-tv, kron-tv san francisco
Education:	illinois state university

This borrower member posted the following loan description, which has not been verified:

Hello, I want to pay off a higher interest rate credit card in a shorter time with less overall interest. I've got a great job that pays 6 figures. I also make $60,000+ a year from vacation rental property I own. This can be verified since there is management at the resorts. My credit scores are high and I've never been late with a payment (as you'll see). I do have higher debt and am working to reduce it by paying it off and reducing rates on what I do have. If you count my debt against me, please count my additional $60,000+ income as well since the vacation rentals were bought with part of that debt. Thanks

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$394,107.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418129	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418129. Member loan 418129 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank Securities	Debt-to-income ratio:	12.12%
Length of employment:	10 years 2 months	Location:	Cliffside Park, NJ

Home town:
Current & past employers:	Deutsche Bank Securities
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation Loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	65
Revolving Credit Balance:	$59,451.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418203	$14,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418203. Member loan 418203 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,310 / month
Current employer:	ascap	Debt-to-income ratio:	8.96%
Length of employment:	1 year	Location:	HUNTINGTON STATION, NY

Home town:
Current & past employers:	ascap
Education:	SUNY College at Oneonta

This borrower member posted the following loan description, which has not been verified:

I applied for a loan through Lending Tree and Lending Club offered me $7,000. Is it possible to increase that amount to $12,000 at a lower interest rate?

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,330.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418216	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418216. Member loan 418216 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	four seasons hotel	Debt-to-income ratio:	0.16%
Length of employment:	16 years 1 month	Location:	astoria, NY

Home town:
Current & past employers:	four seasons hotel
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement,pool,fireplace,....

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,764.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418217	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418217. Member loan 418217 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,247 / month
Current employer:	Richard Wolf Medical Instruments Corporation	Debt-to-income ratio:	12.69%
Length of employment:	6 months	Location:	Round Lake Beach, IL

Home town:	Chicago
Current & past employers:	Richard Wolf Medical Instruments Corporation, MonoGen, Aksys, Ltd., Mettler-Toledo Autochem, Visiontek
Education:	College of Lake County

This borrower member posted the following loan description, which has not been verified:

My name is Laura Ann Brzostowski and I am applying for a personal loan in the amount of $10,000. This money will be used to purchase a master distributorship to sell Return-A-Pet ID tags. Return-A-Pet is the number 1 pet registry in the nation and is now moving worldwide. I would like to purchase a territory and start selling these dog ID tags. I do, however, need some start up money for this.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 418225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418225	$16,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418225. Member loan 418225 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	23.24%
Length of employment:	13 years 10 months	Location:	Savannah, GA

Home town:	Savannah
Current & past employers:	Wells Fargo, Wachovia Corp.
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 24000 for about 6 months....depending on the terms. I have a bonus that will be paid soon but need capital to refinance some debts

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$63,652.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418348	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418348. Member loan 418348 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,886 / month
Current employer:	Office of Chief Counsel start date July 2009	Debt-to-income ratio:	11.91%
Length of employment:	n/a	Location:	LAGUNA BEACH, CA

Home town:	Eugene
Current & past employers:	Office of Chief Counsel start date July 2009
Education:	NYU School of Law (LL.M.), Lewis and Clark Law School (JD), University of Oregon (BA)

This borrower member posted the following loan description, which has not been verified:

I just graduated from law school in New York (NYU LL.M. in taxation) and accepted a job as an attorney with the Office of Chief Counsel (federal government) in Laguna Niguel, CA. I need a loan to cover moving costs and living expenses until I am first paid. I start work July 6, 2009.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	72
Revolving Credit Balance:	$2,015.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418384	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418384. Member loan 418384 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	union, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to do so home remodeling and invest in a business

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$448.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 418386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418386	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418386. Member loan 418386 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ninos restaurant	Debt-to-income ratio:	5.48%
Length of employment:	6 years	Location:	harrison, NJ

Home town:	harrison
Current & past employers:	ninos restaurant, ibm
Education:	harrison high

This borrower member posted the following loan description, which has not been verified:

im trying to consolidate all my debt in to one bill.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,560.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418395	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418395. Member loan 418395 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Cougar Energy Drink	Debt-to-income ratio:	13.01%
Length of employment:	1 year 6 months	Location:	Trophy Club, TX

Home town:	Fort Lauderdale
Current & past employers:	Cougar Energy Drink, ARCap REIT - Commercial Real Estate
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

www.cougarenergydrink.com $40B Global Market. $5B Domestic.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,649.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418498	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418498. Member loan 418498 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AFS Financial	Debt-to-income ratio:	13.20%
Length of employment:	4 years	Location:	Providence, RI

Home town:	Provo
Current & past employers:	AFS Financial, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Need a little help paying for wedding expenses. Excellent credit.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$19,761.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418558	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418558. Member loan 418558 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Royale Group	Debt-to-income ratio:	19.20%
Length of employment:	1 year 2 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Royale Group, MAXIMUS, Winstar
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I will try to keep this brief and to the point. Current situation: * Purchased small business in 2008. Been in same line for over 5 years. * Increased sales 408% in 8 months from previous owners. * Nominated for New business of the year. * Write-up in local newspaper. * Business is still growing because to referrals and local advertising. * At any given point in the month the A/R is on average between $27k - $39k. What is the money for: * Inventory: it is important to have items stock; because word spreads fast in a small community. * Cash flow: Purchasing in large quantities and the right time is the key to any successful business. * Need to hire more employees (1 FT & 1 PT) to keep up with demands. A customer will only wait so long to be serviced. * Need a couple of new computers for new employees. * Would like to open a new location within the next 6 months. This will allow us to have a larger variety of products spread between two locations. Then if need to just do a inner company transfer. Since we are growing I want to ensure that we have the right "tools" (inventory and personnel) to service the customers. If you are like me people pay for service. Hence Opportunity is knocking!!! Thanks for your support.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$40,407.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418625	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418625. Member loan 418625 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Campbell Soup Supply Co	Debt-to-income ratio:	3.62%
Length of employment:	38 years 4 months	Location:	Napoleon, OH

Home town:	Greasy Creek
Current & past employers:	Campbell Soup Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Hi,Ii was going to ask for money to consolidate some bills but my husband would rather borrow the money to install a geothermal unit. Thank You. Maria Hopkins

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	69
Revolving Credit Balance:	$16,229.00	Public Records On File:	1
Revolving Line Utilization:	56.90%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418663	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418663. Member loan 418663 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ffafaeiani	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	ffafaeiani
Education:	bmcc

This borrower member posted the following loan description, which has not been verified:

need to purchase my lease end

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418691	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418691. Member loan 418691 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418698	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418698. Member loan 418698 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	hampton telecom	Debt-to-income ratio:	12.72%
Length of employment:	10 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	hampton telecom
Education:

This borrower member posted the following loan description, which has not been verified:

need extra cash

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,456.00	Public Records On File:	1
Revolving Line Utilization:	22.60%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418702	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418702. Member loan 418702 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,108 / month
Current employer:	n/a	Debt-to-income ratio:	8.03%
Length of employment:	4 years 1 month	Location:	Rowlett, TX

Home town:	Benoni
Current & past employers:	Parsons Corporation
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate two credit cards into one monthly payment with fixed simple interest. It seems like I can never get ahead with the credit card game. I was laid off about four years ago. I quickly found another job, but had to take a huge pay cut. Prior to the lay-off I bought a house and installed a new fence, flooring and paint...all on credit. I had been making good, stable income and was a rising star at work. I planned to pay the bill off over time, but never dreamed I would lose my job. I took action and refinanced my modest 1400 sqft house, traded in my car for something more economical, turned off the cable tv service and renegotiated my utilities. Finally, I cashed in the forbidden 401(k)! But four years later, the debt is still here, and I'm losing hope that it will ever be gone. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,454.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418716	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418716. Member loan 418716 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	IHSS	Debt-to-income ratio:	1.17%
Length of employment:	3 years	Location:	Antelope, CA

Home town:	San Francisco
Current & past employers:	IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a small balance on my credit card ($4,000) The other 6,000 will be used to buy products for a business. The reason I didnt just put it all on my credit card is that Chase just told me they are adding prime rate to all their customers interest rates (which means my interest rate would now be adjusting every month depending on what current interest rates are so if they go up, who knows if I would be paying 40% by next year!) My credit limit on my card is just over 13,000 on that 1 card, but there is really no way I want to put that on my card at a soon to be 27%+ interest rate. I dont even like having the $4,000 balance at that rate as it cuts heavily into my profits already. In the past I have usually just paid my credit cards off every month and all my payments whether it be credit cards, mortgage, or anything are always on time. I keep good track of my finances and I can afford to make payments of $500 to $700 per month, so the $350 per month that my payment will be is very manageable for me without changing my lifestyle at all. There will be no burden for me to pay this. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$863.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418751	$11,800	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418751. Member loan 418751 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Degreen B. Clean	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	SOUDERTON, PA

Home town:	Philadelphia
Current & past employers:	Degreen B. Clean, Priority Staffing Solutions, Time & Parking Controls
Education:	Pennsylvania Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan I am requesting is to consolidate my credit card debt and invest the rest into my business. Most of the loan money will be used to pay off my credit cards. The money left over will be used to purchase equipment for my powerwashing and painting business. I need to buy ladders and a couple of other tools. I already have accumulated other tools. A small portion will be used for advertising( $500.00). I don't want to put these expenses on a credit card. My credit is currently in good standing and I feel that this loan will increase my business and enable me to pay off my loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418875	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418875. Member loan 418875 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,500 / month
Current employer:	Stryker Biotech	Debt-to-income ratio:	8.83%
Length of employment:	14 years 7 months	Location:	Hartford, VT

Home town:	Springfield
Current & past employers:	Stryker Biotech
Education:	University of Maine, Antioch New England Graduate School

This borrower member posted the following loan description, which has not been verified:

this loan is to consolidate some debt

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,123.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418963	$17,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418963. Member loan 418963 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lincoln Park Care Center	Debt-to-income ratio:	18.82%
Length of employment:	6 years 3 months	Location:	Lincoln Park, NJ

Home town:	Cebu City
Current & past employers:	Lincoln Park Care Center
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

Hi! I'm Bradley, a Physical Therapist in New Jersey....I have a big problem with my credit cards and I want to pay it off because of the high interest. I want to be debt free for 36 to months and if somebody will let me borrow the amount that I requested with low APR it will be a great help for me and my family. I promised that I will use the loan to be debt free and never use the credit cards again. I will pay the monthly on time. I never declared bankruptcy and my accounts are in good standing. I just want to pay it off thru consolidation and pay once a month. Please help me. Thank you very much.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,954.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418994	$13,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418994. Member loan 418994 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Cheryl Bissetts Preschool and Childcare	Debt-to-income ratio:	18.05%
Length of employment:	3 years	Location:	SHREWSBURY, MA

Home town:	Framingham
Current & past employers:	Cheryl Bissetts Preschool and Childcare, Bugaboo Creek Steakhouse, Outback Steakhouse, TJX Companies Inc.
Education:	Framingham State College, Assumption College, Worcester State College, Salve Regina University, Bryant University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a 2008 Tahoe Q5i with a 190hP Mercruiser I/O. I will be putting 14,000 down in cash and am looking to finance the balance of $17,500. My two 6-year old sons love the water and this boat will certainly provide plenty of fun family evenings and weekends...The Bank Of America loan on my credit report is a student loan that I am a co-borrower on with my fiance. The payments are automatically withdrawn from his personal checking account. At the time I added my name to establish credit. The car loan with Sovereign Bank is also paid by my fiance and is automatically withdrawn from his personal checking account...

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419045	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419045. Member loan 419045 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	taylor landscaping	Debt-to-income ratio:	20.92%
Length of employment:	6 years 7 months	Location:	SOUTH YARMOUTH, MA

Home town:
Current & past employers:	taylor landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419047	$18,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419047. Member loan 419047 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,074 / month
Current employer:	C.S.U Channel Islands	Debt-to-income ratio:	14.24%
Length of employment:	1 year	Location:	VENTURA, CA

Home town:	Granada Hills
Current & past employers:	C.S.U Channel Islands
Education:

This borrower member posted the following loan description, which has not been verified:

I always pay on time ,never late,and have good credit. Please help me with my situation.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,551.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419058	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419058. Member loan 419058 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Five Star Appliance Repair	Debt-to-income ratio:	13.52%
Length of employment:	2 years 6 months	Location:	Franklinville, NJ

Home town:	Aliquippa
Current & past employers:	Five Star Appliance Repair
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for a 2003 Big Dog Pitbull custom motorcycle.NADA value is $11,880

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,546.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419110	$23,475	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419110. Member loan 419110 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Qteros Inc.	Debt-to-income ratio:	15.03%
Length of employment:	6 months	Location:	UPTON, MA

Home town:	Weymouth
Current & past employers:	Qteros Inc., Lonza Biologics
Education:	Harvard University, Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I experienced a difficult time in my personal life a few years ago, coped in part by abusing my credit cards and became seriously in debt. I've paid down the debt by about 40% over the last year and a half -- generally making payments more than once a month to each of 5 cards. However, within the last couple of months, 3 of these credit cards have increased their interest rates criminally. I've requested rate reductions directly and can't get any cooperation despite my very good credit history. It feels like I'm now trying to fill a bucket with a giant hole in the bottom. I would like to consolidate 3 of these credit cards, all of which have interest rates at 22.99% or (much) higher. I have a stable, management position with a very good salary and remain 1000% committed to achieving credit-card debt-free life, as I have two kids to send to college soon within the next few years. Going through the banking system and, worse yet, the "special introductory rate" credit card systems have only made things worse. This solution seems to me a real solution. I can't bear this burden on me and my family and would be very grateful for the help.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,539.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419128	$6,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419128. Member loan 419128 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,892 / month
Current employer:	Scranton Counseling Center	Debt-to-income ratio:	15.43%
Length of employment:	4 years	Location:	OLD FORGE, PA

Home town:	Old Forge
Current & past employers:	Scranton Counseling Center
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for funds to pay off debt and also fund a dream vacation. I have an installment loan and a few credit cards that I would like to pay off. I would also like to fund a vacation to Italy. I was prequalified through Lending Tree. I do not have a mortgage or auto loans. My installment loan and credit cards are always paid on time. You will note that my credit score is good and I have been employed by the same company for four years. I have always paid my debts and fully intend to pay this loan diligently.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419142	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419142. Member loan 419142 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,049 / month
Current employer:	Mt Sinai Medical Center	Debt-to-income ratio:	13.62%
Length of employment:	2 years 2 months	Location:	BROOKLYN, NY

Home town:	Brooklyn
Current & past employers:	Mt Sinai Medical Center
Education:	Long Island University-Brooklyn Campus

This borrower member posted the following loan description, which has not been verified:

Planning on using this loan to pay off a credit card with a very high interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,466.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419225	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419225. Member loan 419225 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Competition Infiniti	Debt-to-income ratio:	19.40%
Length of employment:	4 months	Location:	RIDGE, NY

Home town:
Current & past employers:	Competition Infiniti, Lawrence Metal Products
Education:	Suffolk County Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate the following accounts: Lawyer - $7000 Mastercard - $1980 Best Buy - $750

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,959.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419427	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419427. Member loan 419427 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Self - Massage Therapist	Debt-to-income ratio:	16.60%
Length of employment:	6 years	Location:	PLYMOUTH, MI

Home town:	Livonia
Current & past employers:	Self - Massage Therapist, Alfaro Foxx Salon and Spa, Canton Massage Therapy Clinic
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am new to this site and thought I would try to see if someone could loan me $10,000 to pay off 2 of my existing credit cards, one has an interest of 15% and the other is 17%. I make more than the minimum payment every month but with the interest rates so high it really doesn't take much off the principal. I also spoke with a Debt Consolidation Agent who wanted to offer me their services but it comes with a $21 monthly fee for the next 58 months which sets me back $1218 on top of their interest which is around 9% plus it makes my credit score look bad which I want to keep good. I would like to pay my cards off, cut up one, negotiate a lower rate with the other and only charge what I can afford to pay and not get stuck in this terrible credit card debt hole again! Please help me wipe my slate clean. I have learned my lesson and need a second chance. I am good on my payments and a reliable and trustworthy source.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,092.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419446	$13,750	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419446. Member loan 419446 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SunTrust Banks	Debt-to-income ratio:	3.84%
Length of employment:	20 years 6 months	Location:	va beach, VA

Home town:	Virginia Beach
Current & past employers:	SunTrust Banks, SunTrust Banks
Education:

This borrower member posted the following loan description, which has not been verified:

Me and my husband have a very sizable real estate portfolio most lenders have minimum loan amounts well over what we need to fix up one of our low income rentals .Of the twenty six properties we have in our portfolio eighteen are free and clear and we could easily offer whatever collateral is needed. I have been in banking for twenty years and im currently branch manager at Suntrust bank in norfolk.My husband is a real estate investor and through his efforts we currently have a million dollar plus portfolio but through the acquistion process we didnt want to use our money for repairs also.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,679.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419505	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419505. Member loan 419505 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	US Army	Debt-to-income ratio:	2.89%
Length of employment:	11 years 6 months	Location:	SMITHS STATION, AL

Home town:	Columbus
Current & past employers:	US Army
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

Wishing to improve value, condition, and look of my home (i.e. carpet, exterior beautifcation, etc.), and pay down excess bills with any left over funds. I would really like to obtain these funds as soon as possible, and I am very responsible in paying my debts. I have very good job security, and will pay my debts on time, as indicated by my past performance.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,863.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419559	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419559. Member loan 419559 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,500 / month
Current employer:	Childrens Service Center of Wyoming Valley	Debt-to-income ratio:	13.80%
Length of employment:	4 years 4 months	Location:	WILKES BARRE, PA

Home town:	Kingston
Current & past employers:	Childrens Service Center of Wyoming Valley
Education:	Wilkes University

This borrower member posted the following loan description, which has not been verified:

What makes me a good, reliable, responsible candidate for this loan is that I have never defaulted on any debt, and have been on time with my payments. I would like to pay off some small debts to give me the ability to pay down/off other accounts while giving me a lower APR. What money that is left, I would like to make some small renovations to my home to make improvements.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	78
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 419611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419611	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419611. Member loan 419611 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Bonus of America, Inc.	Debt-to-income ratio:	11.36%
Length of employment:	1 year 3 months	Location:	McAlester, OK

Home town:	Dallas
Current & past employers:	Bonus of America, Inc., Convergys Corp., Deloitte & Touche, Volunteers of America Oklahoma, Inc.
Education:	New Mexico State University-Alamogordo, Eastern Oklahoma State College, Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

I'm just a simple guy living in OK that's been blessed over the past several years especially since 3/10/2008. I found a great job and was able to relocate near my family. In the past year, I was able to buy my first home and actually feel settled. I'm just trying to finally wrap up some things that I have created for myself and continue on my road to success. I started the online process the other day & got interrupted & am just now getting back to it.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	49
Revolving Credit Balance:	$11,216.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 419617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419617	$1,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419617. Member loan 419617 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	U.S. Bancorp	Debt-to-income ratio:	18.13%
Length of employment:	2 years 6 months	Location:	Jennings, MO

Home town:	St.Louis
Current & past employers:	U.S. Bancorp, Roadway Express, Kraft Foods Inc., U.S. Army
Education:	Missouri State University, Webster University

This borrower member posted the following loan description, which has not been verified:

To consolidate debt and pay bills

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	6
Revolving Credit Balance:	$25,886.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419638	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419638. Member loan 419638 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Kids headquarters	Debt-to-income ratio:	8.90%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:	makati
Current & past employers:	Kids headquarters, Nesi Apparel
Education:	De lasalle university

This borrower member posted the following loan description, which has not been verified:

I would like to repay all my credit cards and discontinue using them. I have learned the hard way that cash is much better than credit. 3 credit cards need to be consolidated which has a total of 8400.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,158.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419725	$9,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419725. Member loan 419725 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Self-Entrepreneur-Insurance	Debt-to-income ratio:	22.97%
Length of employment:	3 years 5 months	Location:	Grand Blanc, MI

Home town:	Flint
Current & past employers:	Self-Entrepreneur-Insurance, Colorado Federal Savings, Technical Engineering Consultants, Monsanto
Education:	St. Louis College

This borrower member posted the following loan description, which has not been verified:

I am in my third year of the insurance business and my income continues to grow due to residuals, referrals and writing more business. According to my last Vehicle/Home Insurance statement, my credit score was 780. After years of building good solid credit and working diligently to reduce my debt, each credit card company has recently sent a letter stating they were (dramatically) reducing my credit limit to almost what I owe (probably because of the current state of the economy). Capacity is key to high credit scores and without any wrongdoing on my part, the card card companies' actions have probably greatly reduced my credit score. No Late Payments, ever. Very responsible person with finance, engineering and insurance background that included fiduciary responsibilities. This loan will allow me to pay back an honest deal with an honest rate and hopefully send a message to the credit card companies that treating their customers with dignity and respect should be their first priority. My goal is to also market the Lending Club opportunity in my free time to show consumers that they do have options and do not have to feel trapped. Thank You for your time!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,263.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419816	$19,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419816. Member loan 419816 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	WellPoint Inc	Debt-to-income ratio:	15.44%
Length of employment:	8 months	Location:	RIO RANCHO, NM

Home town:	Toledo
Current & past employers:	WellPoint Inc, National Committee for Quality Assurance, Cleveland Clinic, Arthritis Foundation
Education:	Bowling Green State University-Main Campus, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I wish I had made wiser spending decisions in the past and now find myself with a great income, but unable to truly get ahead due to the amount of debt I have. If funded, this loan will pay off my 2 credit cards that carry balances and allow me to divert funds to pay this loan at a much lower interest rate. I can then focus on ensuring I no longer use credit, but focus on using cash and saving for my future. In viewing my credit report and score, you'll see that I've consistently made payments over time and have even sucessfully recently paid off my auto loan - now I need to focus on the credit card debt and will do so with your assistance. I'm embarrased to admit that with both an undergraduate degree in business and a master's degree, I've never paid attention to finances - with what is going on in the nation, I find it essential to do so and with the knowlege I'm gaining am sure I won't continue my spending habits, nor continue to increase my debt. Please consider my loan application with the knowledge that I will pay in full and on time until the loan has been repaid. Thank you for your consideration. Sarah L. Sampsel

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,595.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419877	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419877. Member loan 419877 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419949	$10,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419949. Member loan 419949 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cardiovascular Research Foundation, Columbia University	Debt-to-income ratio:	10.86%
Length of employment:	2 years 1 month	Location:	Pompton Lakes, NJ

Home town:	New Delhi
Current & past employers:	Cardiovascular Research Foundation, Columbia University, Fifth Third Bancorp
Education:	Stevens Institute of Technology, New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan is to cover the education cost of semester of Aug'09 to Dec '09. The GRE scores for the application were received after the deadline. After talking to associate dean, I will be allowed to enter the degree program in January with all credit counted towards degree program. Unfortunately I will be listed as non - matriculant student for the fall semester and will not be eligible for any FAFSA or any installment plans offered by University. This will overall equate to one pricey semester requiring private loans. The break down of the cost are given below: 15 credits x $700 ~ $10500 The degree program will be MS in Biomedical Science with concentration is pharmacology at UMDNJ. Please note I do not have any delinquent account of amount "$0.00" I have already disputed this with transunion. Please feel free to ask any other questions

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,772.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420026	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420026. Member loan 420026 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SKT	Debt-to-income ratio:	11.64%
Length of employment:	2 years	Location:	OVERLAND PARK, KS

Home town:	Attica
Current & past employers:	SKT, H&R Block Corporate HQ, Fishnet Security, Ambrose Companies
Education:	Fort Hays State University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have been approved for a sole ownership with %15 down on an aircraft with BofA. Fortunately I have came across a very good opportunity that will allow me to purchase into a stable share of an aircraft. The bank will not lend this type of transaction because the other owners they cannot put a lien against the title. I have a mid 600's credit rating with consistent payment history. My last loan purchase of a car was for $35,000 in Nov 2007, currently with my over payment's on the car I owe $6,000. Have owned my house for 3 years.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420101	$7,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420101. Member loan 420101 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	0.61%
Length of employment:	2 years 3 months	Location:	Glen Allen, VA

Home town:	Richmond
Current & past employers:	Capital One Financial
Education:	Saint Bonaventure University

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to replace my kitchen floors (currently Vinyl) with laminate and also I would like to replace my kitchen countertops.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,452.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420104	$2,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420104. Member loan 420104 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	15.05%
Length of employment:	1 year 6 months	Location:	Naples, FL

Home town:	Fayetteville
Current & past employers:	Publix Super Markets
Education:	St. Petersburg College

This borrower member posted the following loan description, which has not been verified:

I will use this money to finance my education at St. Petersburg College, where I am finishing my AA degree. I have a steady job that I've held for almost 2 years, at a grocery store, which makes me a lot more "recesssion resistant" (everybody's got to eat!).

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	16
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420220	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420220. Member loan 420220 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Slalom Consutling	Debt-to-income ratio:	14.65%
Length of employment:	4 months	Location:	Chicago, IL

Home town:
Current & past employers:	Slalom Consutling, Project Leadership Associates
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for taking the time to look at my request. I am currently in a problem as I need to pay almost $10.000 in Medical Expenses and I only have available $3000.00 of them. I am looking for a short term loan (12 Months) I am really responsible with bills and will pay it as agreed. Thanks Again Jose Girbes

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,454.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420227	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420227. Member loan 420227 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,333 / month
Current employer:	Houston Community College	Debt-to-income ratio:	12.60%
Length of employment:	12 years	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Houston Community College, Eviro Specialties, Inc.
Education:	Houston Community College System, University of Houston

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for the loan.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$998.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420231	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420231. Member loan 420231 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Southeast Skilled Care And Rehabilitation Center	Debt-to-income ratio:	17.77%
Length of employment:	4 years	Location:	NORTH EASTON, MA

Home town:	Stoughton
Current & past employers:	Southeast Skilled Care And Rehabilitation Center, United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Im currently in need of a loan for $18,000 to help my brother and his family out of debt. Due to the tough economy and some unlucky choices in his past he is having a hard time supporting his family and paying his bills. He is in danger of losing his home, his car and honestly his health because of all the stress. I offered to help him because I have a better credit history with better offers and well...hes my brother. If I can get this loan I will be able to get him all caught up to date on all his bills and out of debt. He will then be able to start over in a sense with a clean slate and alot less stress on his family. To clarify I will be making the payments myself on this loan. I have a excellent credit history and I have never been late on any payments whatsoever. I have a stable full time job at a long term care medical facility with a steady income so you won't have to worry about any problems now or in the future. The only major debt I personally have is an auto loan which I consistently pay more then the minimum every month. Thank you for considering and looking at my request. I and my brother especially would very much appreciate any help that is provided with funding.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$567.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420239	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420239. Member loan 420239 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	10.43%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:	Saratoga
Current & past employers:	Self-employed, Legal Zoom
Education:	UC Santa Barbara, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to use this loan to help us finish off what remains of our credit card debt. We will probably use some of it for moving expenses as well, because we are starting a family and will be moving to a larger home in September. In the past year, my wife and I have reduced our combined debt by about 75%. This is our second time using Lending Club as a borrower. The first loan ($6,000) we were able to pay off early (after about 6 or 7 months I think). We plan to pay this new loan off in about 2 years. Please feel free to ask any questions. Thanks for looking.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	57
Revolving Credit Balance:	$11,895.00	Public Records On File:	1
Revolving Line Utilization:	43.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420276	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420276. Member loan 420276 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Harbor City Investments	Debt-to-income ratio:	22.47%
Length of employment:	16 years 1 month	Location:	Melbourne Beach, FL

Home town:	Hingham
Current & past employers:	Harbor City Investments, New England Telephone
Education:	Bay State College

This borrower member posted the following loan description, which has not been verified:

I am tired of the games the credit card companies are playing. With the new laws going into affect all of the companies seem to be raising rates and fees before the deadline. I have NO late payments, have lived in my current home for over 20 years and in the same business almost the whole time. I am also not overly fond of banks, since they usually are the owners of credit card companies.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,374.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420282	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420282. Member loan 420282 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Chilis	Debt-to-income ratio:	2.52%
Length of employment:	1 year 5 months	Location:	Brighton, MI

Home town:	Milford
Current & past employers:	Chilis, Kohl's Corp.
Education:	Washtenaw Community College, Madonna University, Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am interested in getting this loan so I can afford to go to school, keep up with my monthly expenses, and graduate in two years with my nursing degree.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420303	$4,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420303. Member loan 420303 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	jfc international	Debt-to-income ratio:	8.74%
Length of employment:	5 years 7 months	Location:	long beach, CA

Home town:	los angeles,ca
Current & past employers:	jfc international, jfk international
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to buy a house i would like to put a high down payment along with what i have saved to have a low house payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,811.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420306	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420306. Member loan 420306 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Aspire Communications	Debt-to-income ratio:	0.24%
Length of employment:	2 years 10 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Aspire Communications
Education:

This borrower member posted the following loan description, which has not been verified:

My loan request is for the purpose of paying for medical expenses for my sister who fractured her hip while she is here visiting my family. She lives overseas and her insurance doesn't cover her here in the US, however, our doctors said it would be very dangerous for her to fly without having an operation first because the 20-hour flight would create life threatening blood clots. The estimated costs for the surgery is around $34,000, including hospital stay. My sister can only cover $5,000 of that on her own while she is here in the US because she only has savings back home. So my plan is to request for a $25,000 loan from the Lending Club community, and put the remaining $4,000 on my credit card. I have excellent credit and I do have sufficient credit limits on my credit cards, but I do not want to use more than 10-20 percent of the credit limit on the credit cards because this is the way I maintain good credit rating, plus credit card interest rates are variable and are high. I have no debt, other than my mortgage which is less than 10 years from being paid off at very low interest rate, so my income can more than afford the monthly payment of this loan. I always pay my bills on time, and if I can pay off the debt early, I do, which we plan to do with this loan. Once my sister heals from her surgery and can go home, she will withdraw money from her savings to pay me back for this loan, at which time, I plan to pay off the loan completely. I hope my excellent payment history will prove that I will be an ideal borrower and give you the confidence to grant me this loan. Thank you for your consideration and investments.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420313	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420313. Member loan 420313 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	King County	Debt-to-income ratio:	6.76%
Length of employment:	2 years 1 month	Location:	Woodinville, WA

Home town:
Current & past employers:	King County
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to purchase an existing coffee shop.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	14
Revolving Credit Balance:	$38,898.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420314	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420314. Member loan 420314 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,650 / month
Current employer:	Bay Village of Sarasota	Debt-to-income ratio:	3.79%
Length of employment:	6 years	Location:	Bradenton, FL

Home town:	La Habana
Current & past employers:	Bay Village of Sarasota, THE GLENRIDGE ON PALMER RANCH
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Loan Purpose: Home Improvement (Painting, Landscaping and Remodeling Kitchen and Bathrooms). Properly planned and executed, Home Improvement and Repair Projects "add" comfort and "value" to my home

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,293.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420375	$1,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420375. Member loan 420375 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ed smith masonary	Debt-to-income ratio:	23.12%
Length of employment:	8 months	Location:	cortland, NY

Home town:	ithaca
Current & past employers:	ed smith masonary
Education:

This borrower member posted the following loan description, which has not been verified:

i need this money so i can have enought money for the down payment on our new apartment.had to move out of our old place because it was to small. we just recently had a new baby so we need a bigger place. hope you can help us

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420406	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420406. Member loan 420406 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	academy mailboxes inc.	Debt-to-income ratio:	21.87%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	academy mailboxes inc.
Education:

This borrower member posted the following loan description, which has not been verified:

looking to get out of my debt by consolidating it to one low monthly payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,131.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420411	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420411. Member loan 420411 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	superior bank	Debt-to-income ratio:	4.31%
Length of employment:	6 months	Location:	Montgomery, AL

Home town:	New Orleans
Current & past employers:	superior bank, Starbucks, Chick-Fil-A
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 cards with balance of apx. $2500 with a 29.99% interest rate and a 27.99% interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,329.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420472	$8,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420472. Member loan 420472 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	9.94%
Length of employment:	n/a	Location:	North Hollywood, CA

Home town:	Yerevan
Current & past employers:	Gohar Gulasarian
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the marketing business and I would need this loan to help me purchase merchandice and hire a new worker. This loan would help me out a lot to get back on my feet and take my business forward. Thank you ! Tigran Danielyan

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 420507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420507	$20,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420507. Member loan 420507 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,338 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	19.70%
Length of employment:	1 year 4 months	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	DriveCam, Inc., Nokia Mobile Phones
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

This is my second try at getting a loan funded here. I had a previous listing, but for whatever reason, LendingClub was "unable to verify my employment status" and pulled the loan. My company's 1 and only HR person is out this week, so I guess that would make it difficult to verify my employment (even with my last two pay stubs). So, here we are, trying it again.... I have $20k in debt. The weighted average interest rate is just under 29%. I currently pay about $600/month in minimum payments, plus up to an additional $400/month as extra payments. At this rate, I will be debt free in 56 months. I am looking to refinance this debt in to a better rate and term, while maintaining a payment in the $700-$1000/month range - which can easily afford. So, how did I accrue this debt? I started a business. My small software business is profitable, and nets about $2k/month - as it has done for the last 18 months. I am not currently taking money out of my business. I live within my means, and did not have any substantial revolving debt before this. I do realize that Lending Club will take fees and so forth, and I will not receive the full amount that I am borrowing. That is fine. I have cash that I will use to pay off the unfinanced remainder of my debt. If you have any questions, please feel free to ask.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$21,085.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420536	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420536. Member loan 420536 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Astrobotic Technology Inc	Debt-to-income ratio:	16.78%
Length of employment:	1 year 3 months	Location:	San Francisco, CA

Home town:	Los Angeles
Current & past employers:	Astrobotic Technology Inc, UBS Investment Bank, Lockheed Martin Corp., Commonwealth Scientific and Industrial Researc Organization
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

Hello, I am up to winning a $500k NASA sponsored competition called the "Regolith Excavation Challenge" (http://regolith.csewi.org/). What the competition is about is finding new and innovative ways to move dirt on the Moon. This is done by having competitors build robots which can excavate 150kg (330lbs) of "moon dirt" (or more) within 30 minutes, in "lunar conditions". We have already built an initial prototype, which can be seen here: http://www.youtube.com/watch?v=2h85bMvGiJE You can also follow us at: http://moondiggers.com Why we will win: - I have a strong background in robotics. I have previously assisted in leading the "Red Team", a team who eventually won the Urban Challenge for robotics, a competition where cars had to drive themselves in Urban environments. - We have a working prototype, that meets the minimum requirements, and are now iterating to ensure that no one else can match what we have built. For myself, and why I will pay this loan no matter how the competition turns out: - I have a Master's of Science in Robotics from Carnegie Mellon University - I have made 90k+ per year prior to joining the current space startup I am participating in. - If I fail in this competition, my intention is to get a "normal job" until I pay off my debt. - I have never missed a payment, even though I have on occasion had high balances.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,372.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420571	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420571. Member loan 420571 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Army	Debt-to-income ratio:	0.82%
Length of employment:	14 years 5 months	Location:	san antonio, TX

Home town:
Current & past employers:	Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hello i'm intersted in getting a loan for the purchase and installment of a deck to be put in my back yard. i was referred by a friend to this site for he had a great experience with your company.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420593	$17,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420593. Member loan 420593 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	UPMC	Debt-to-income ratio:	16.44%
Length of employment:	4 years 2 months	Location:	PITTSBURGH, PA

Home town:	Pittsburgh
Current & past employers:	UPMC
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I will be using this money to consolidate several credit cards with high interest rates. I have a good credit score and always pay my bills on time. As interest rates rise, I am becoming more and more aware of how much money I am paying just in interest and I would like to get out of this situation.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,146.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420601	$4,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420601. Member loan 420601 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	cheesecake factory	Debt-to-income ratio:	22.84%
Length of employment:	1 year	Location:	richmond, VA

Home town:	chesapeake
Current & past employers:	cheesecake factory, Carrabba's
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

Just need a little loan to get myself a car.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,002.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420652	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420652. Member loan 420652 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,050 / month
Current employer:	TWM Associates, Inc.	Debt-to-income ratio:	19.27%
Length of employment:	3 years 6 months	Location:	Arlington, VA

Home town:	Newark
Current & past employers:	TWM Associates, Inc., US Air Force, US Army
Education:	University of Maryland-University College, University of Delaware, Hampden-Sydney College

This borrower member posted the following loan description, which has not been verified:

I'm looking to borrow $25,000 to pay off the balance on a credit card that I've canceled. The card in question, issued by Bank of America, is one that I have held for ten years. It always had a 9.9% fixed APR, and regularly offered attractive lower-rate balance transfers, so I used it over time to consolidate debt. I've never missed a payment, on that card or any other debt. Bank of America recently decided, though, that it would increase its rates. My 9.9% fixed APR jumped to 22.65% variable -- and because I get my statements online, I missed the "opt out" notice. I've requested that the card be closed, but it will stay open until paid off, and since the balance is so large, that'll be a while. So, I'm looking to get $25,000 as a fixed-rate loan from LendingClub so that I can pay off the card and let it fade into history. I have plenty of steady, W2 income to support repayment of this loan, including a salaried position in information security, several long-term rental income streams, and monthly pay as an Air Force Reserve officer.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$149,527.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420667	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420667. Member loan 420667 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Richard Goettle, Inc.	Debt-to-income ratio:	0.07%
Length of employment:	11 months	Location:	Cincinnati, OH

Home town:	Cincinnati
Current & past employers:	Richard Goettle, Inc., Atos Origin - 9 years
Education:	Bachelors of Science, Miami University

This borrower member posted the following loan description, which has not been verified:

This note will partially fund the purchase of an ELSA Airplane. This is my dream airplane, low and slow! This note will fund 8,000 of the 14,000 purchase price. The remainder will be funded by cash and personal home equity line of credit. I have been a licensed private pilot for 9 years. I am a very conservative financial planner. I have a considerable IRA balance, no car payment, and no debts other than my mortgage. I could fully fund this purchase with cash and my home equity line of credit, but I prefer to keep that open for emergencies and to fund home remodeling projects. My FICO score would be even higher except for a collection I just became aware of that was posted by Time Warner. Time Warner canceled my automatic payment due to some upgrade to their billing system. I do not regularly read their statements and did not become aware of the issue until 3 months later. Once notified, I immediately paid the entire passed due balance and re-instituted automatic payments. I am still a Time Warner customer. I was not aware this had be posted to my credit report until today. It is my intention to dispute this collection, but I'm assuming this process will take some time to complete. I would like to complete the purchase of this airplane soon.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420675	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420675. Member loan 420675 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.30%
Length of employment:	n/a	Location:	Auburn, CA

Home town:	Auburn
Current & past employers:
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I recently graduated from law school and I am now studying for the CA Bar Exam. I have worked full-time at an environmental consulting company for the past 2 years, but have had to cut back my hours to study for the bar exam. I'm seeking a loan to consolidate all of my credit card debt so I can make one lower monthly payment. This loan will be very helpful at this time because I am currently working less hours. I have excellent credit history and I am a very reliable and responsible loan candidate.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$8,710.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420718	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420718. Member loan 420718 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	State University of New York (University at Buffalo)	Debt-to-income ratio:	14.29%
Length of employment:	2 years	Location:	Kenmore, NY

Home town:	Boise
Current & past employers:	State University of New York (University at Buffalo), Raymour & Flanigan Furniture
Education:	SUNY at Buffalo, Northwest Christian College

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some debt while finishing my degree and my wife is at home with our newborn (stay at home mom by choice!) In addition to my income as a IT Systems Analyst at a major state university, we receive a $4000-6000 stipend every Fall/Spring as part of my full-time student grant package. We plan on repaying this loan promptly! Thanks for your consideration, and God Bless!

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	13
Revolving Credit Balance:	$286.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420812	$7,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420812. Member loan 420812 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	5.69%
Length of employment:	n/a	Location:	Pine Mountain, GA

Home town:	atlanta
Current & past employers:	Warner Brothers
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

I am making a film in Ga. When I complete it I will have $450,000 in Tax credits that I can transfer or sell. I need money up front to secure talent.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$9,853.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420841	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420841. Member loan 420841 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,300 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	11.81%
Length of employment:	3 years 7 months	Location:	Highland Lakes, NJ

Home town:	Red Bank
Current & past employers:	Ernst & Young LLP
Education:	Virginia Polytechnic Institute and State University (Virginia Tech), William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate my debt on Credit Cards. Trying to also buy a home

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,998.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420911	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420911. Member loan 420911 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.47%
Length of employment:	n/a	Location:	Berkeley, CA

Home town:	Athens
Current & past employers:	Wal-Mart Stores, Lazard Freres
Education:	Amherst College, Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

Hi - I'm an entrepreneur with strong schooling (Amherst College BA, UC Berkeley MBA) and strong work experience (Sr Manager at a billion dollar internet company). I also have a strong credit history (a FICO score of 791). I am looking for a $6,000 to help finance an internet company I have founded.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,240.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420939	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420939. Member loan 420939 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	21.67%
Length of employment:	5 years 8 months	Location:	Alpharetta, GA

Home town:	Syracuse
Current & past employers:	Fiserv Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on 2 credit cards

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	45
Revolving Credit Balance:	$157,327.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420941	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420941. Member loan 420941 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	18.25%
Length of employment:	9 years 9 months	Location:	Carrollton, TX

Home town:	Laramie
Current & past employers:	Citigroup Inc., Information Recources Inc, Foote Cone and Belding
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

This loan is to accommodate some wedding expenses for our August wedding. We'll utilize the loan to pay for the reception facility and catering. I have a perfect payment record and great credit history and intend on keeping it that way! ... but I do have a medium to high debt to income ratio, which in the past was never the case, but with the new credit limitations imposed by banks now puts me in that category. I earn a good salary and I've just rented out a house, so have additional monthly income coming in. I'd prefer to pay back the loan quickly. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,261.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420983	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420983. Member loan 420983 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421115	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421115. Member loan 421115 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Freeman, D'Aiuto, Pierce, Gurev	Debt-to-income ratio:	8.00%
Length of employment:	7 years 6 months	Location:	Lathrop, CA

Home town:	Walnut Creek
Current & past employers:	Freeman, D'Aiuto, Pierce, Gurev, Law Offices of Lucius A. Cooper
Education:

This borrower member posted the following loan description, which has not been verified:

Last summer I took out a loan for $7,200 and this year I increased that loan up to $10,000; then I just took out an additional loan of $2,600, for a total of $12,600. Unfortunately the interest rate is on these loans is ridiculous. The last loans I took out were to pay off some medical expenses due to my son's unexpected appendectomy and a ridiculously high deductible and to help my daughter pay down a student loan and help with some wedding expenses for her wedding next weekend. I have now raised my med premium so we do not experience the same dilemna relating to unforseen medical expenses and am on a reasonable budget. I do have credit card debt but I haven't missed a payment and at times, paid the monthly balance. I am seeking $15,000 to pay off these two loans and pay off the $15,000 in 3 years. I own my own home which my husband and I purchased this last January, I paid off my vehicle in April of this year and am on my way to making better decisions. I am hoping that someone would be willing to loan me the money so I can continue on this freeing journey. Thank you.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,547.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421156	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421156. Member loan 421156 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,864 / month
Current employer:	Self	Debt-to-income ratio:	11.30%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:	San Francisco
Current & past employers:	Self
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern. I am recently widowed with 2 children; one child - my daughter - has a chronic illness, having her in and out of the hospital. I have medical bills and was hoping to use my HELOC to pay them as the bills come. Last year I was instructed by my lender, Countrywide, while doing a loan modification on my first mortgage, to put money down on my second mortgage as well. Little did I know that after signing over $ 15,000, my HELOC (Home Equity Line of Credit) would be frozen. Now that I need the additional assets to pay my daughter's medical bills, I can't get to my own money. I am self employed, have excellent credit, receive survivor benefits, pay all of my bills on time, am not in foreclosure. I simply need to have this financial cushion without dipping into my savings. I have looked to my credit union and bank, but they are basically dinging me for being single and self-employed; siting debt to income ratio. Unfortunately I did not choose to have my husband pass away and am making the best of my situation. I am asking for an unsecured loan of $ 10,000. I can pay back the $ 10,000 in a 6 year plan; $150 per month. This is my pledge and works for me financially. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,732.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421182	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421182. Member loan 421182 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	Ross Medical Education	Debt-to-income ratio:	24.54%
Length of employment:	6 months	Location:	ANN ARBOR, MI

Home town:	Trenton
Current & past employers:	Ross Medical Education, zales corp
Education:	Northwood University

This borrower member posted the following loan description, which has not been verified:

I originally consolidated with an interest free offer, but missed a payment date and lost that rate. Credit cards are not a good way to pay off debt, so I'd like to make one payment to an account I cannot add debt to. I've taken very good care of my credit score and would like to keep my good standing by not adding new debt to my life. I was unemployed for a short period due to a move and was hit by substantial medical debt which got me into this situation. I can handle my current obligations, but I'd like one fixed rate, one fixed payment and one account to pay on. Thank you, Sarah

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,242.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421193	$19,750	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421193. Member loan 421193 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	MPO USA	Debt-to-income ratio:	21.48%
Length of employment:	2 years	Location:	Delray Beach, FL

Home town:	Selma
Current & past employers:	MPO USA, Sam's Club, Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my revolving credit, instead of paying different monthly payments at higher rates, I want to pay one payment at a set rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,290.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421211	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421211. Member loan 421211 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	A Major Research University	Debt-to-income ratio:	16.29%
Length of employment:	2 years 5 months	Location:	Gainesville, FL

Home town:
Current & past employers:	A Major Research University, A Major Research University Foundation (Ohio), A Regional Comprehensive University (Wisconsin)
Education:	University of Wisconsin-Whitewater, University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to do in vitro fertilization within the next month. This process requires payment in full for medication and services. We are doing very well financially but need to request a loan to help off-set some of these costs. Any monies remaining will be put towards higher interest rate debt. Both my wife and I have master's degrees. My annual salary is approx. $112,000, and I just recently received a promotion to $140,000/yr. My wife's annual income is approx. $39,000/yr. In addition, we live in Florida, where there is no state income tax. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,742.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421242

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421242	$4,800	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421242. Member loan 421242 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,330 / month
Current employer:	Garmin International	Debt-to-income ratio:	13.27%
Length of employment:	2 years 7 months	Location:	OLATHE, KS

Home town:	Jerusalem
Current & past employers:	Garmin International, Vestcom
Education:	Fox Valley Technical College

This borrower member posted the following loan description, which has not been verified:

I am taking a trip to europe in august, purchase a laptop

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	31
Revolving Credit Balance:	$6,395.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 421252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421252	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421252. Member loan 421252 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Pine Hills Golf Course	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	SHAWANO, WI

Home town:	Antigo
Current & past employers:	Pine Hills Golf Course, University of Wisconsin-Stevens Point
Education:	University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay rent over the summer until I receive my financial aid package for college. I will receive a refund check in the beginning of September for over $4,000.00.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421274	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421274. Member loan 421274 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Great Falls Public Schools	Debt-to-income ratio:	8.74%
Length of employment:	17 years 9 months	Location:	Great Falls, MT

Home town:	Great Falls
Current & past employers:	Great Falls Public Schools, University of Phoenix Online
Education:	The University of Montana, Lesley University, College of Charleston

This borrower member posted the following loan description, which has not been verified:

I live in a 1,000 square foot house which must have been previously owned by...well NOT by Bob Villa. The previous owner "nickel and dimed" every home improvement project which I am now paying for. I started to renovate a bathroom only to find plumbing that was done completely wrong... I called in a plumber... who showed me electrical that was not up to code... I called an electrician... back to the bathroom remodel...and then I find water damage that continues to the basement bathroom and laundry room... which now need a lot of work. My $500 bathroom job has snowballed and I need to get this done right. I don't plan to move, I don't need extravagance... I just want to put my house back together!

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,993.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421287	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421287. Member loan 421287 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Valley Forge Fabrics	Debt-to-income ratio:	10.40%
Length of employment:	7 months	Location:	Fort Lauderdale, FL

Home town:	Winter Haven
Current & past employers:	Valley Forge Fabrics
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt that is approx $20,000.00. Currently, I have 4 credit cards that are all under a 10%APR and I am able to make more than the minimum payments on each of them every month, but I don't feel like I am getting ahead. I am not making any new charges on the cards, and I feel I could be more motivated to clear off this debt by making one monthly payment to a loan rather then all these credit cards. Once I am approved for the loan, I plan on making monthly payments of $700.00 mimimum. Thus, I should be out of debt within 28-30 Months. I believe this is the best step for my financial future. Thanks for taking the time to read this and for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,680.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421295	$4,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421295. Member loan 421295 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Crossroads Academy	Debt-to-income ratio:	10.71%
Length of employment:	2 years 9 months	Location:	Fort Wayne, OH

Home town:	Fort Wayne
Current & past employers:	Crossroads Academy, MedOptima
Education:	IPFW

This borrower member posted the following loan description, which has not been verified:

I am going into my second year towards a BA in Fashion Merchandising at the Academy of Art University. With the help of a private student loan I will be able to continue my education and work towards finishing on track with my four-year schooling plan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$278.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 421298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421298	$2,900	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421298. Member loan 421298 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,521 / month
Current employer:	n/a	Debt-to-income ratio:	16.22%
Length of employment:	3 years 2 months	Location:	Lenexa, KS

Home town:	St. Louis
Current & past employers:	Bartlett & West, Inc.
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Interested in paying off two high interest credit cards.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,909.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421316	$9,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421316. Member loan 421316 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,403 / month
Current employer:	SYNNEX	Debt-to-income ratio:	9.11%
Length of employment:	13 years	Location:	GREENVILLE, SC

Home town:
Current & past employers:	SYNNEX
Education:

This borrower member posted the following loan description, which has not been verified:

My credit history is good, no missed payments, high income. I'd like to consolodate 4 higher interest credit cards to one loan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,904.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421374	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421374. Member loan 421374 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Williams Blackstock Architects	Debt-to-income ratio:	15.25%
Length of employment:	1 year	Location:	Chelsea, AL

Home town:	Birmingham
Current & past employers:	Williams Blackstock Architects, Gresham Smith and Partners
Education:	Samford University, Mississippi State University

This borrower member posted the following loan description, which has not been verified:

The loan will be used to consolidate multiple debts into one payment and interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,642.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421379	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421379. Member loan 421379 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Nokia Siemens Networks	Debt-to-income ratio:	13.27%
Length of employment:	9 months	Location:	Marietta, GA

Home town:	Atlanta
Current & past employers:	Nokia Siemens Networks, Electronic Arts, The Rubicon Group
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I work for Nokia Siemens Networks here in Atlanta, GA. My credit score is excellent, and I've never missed a payment on anything (car loan, iPhone bill, mortage). I am requesting this loan from my peers to pay off a high interest rate credit card. Simple as that. Invest with confidence. Cheers!

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,501.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421382	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421382. Member loan 421382 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Herschman Architects	Debt-to-income ratio:	18.49%
Length of employment:	1 year 10 months	Location:	Cuyahoga Falls, OH

Home town:	Gaylord
Current & past employers:	Herschman Architects, Kent State University
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

We are a recent college graduate couple looking for additional funds to meet the needs of our wedding expenses. We have done our research and have been very thrifty in making our dream wedding affordable and accommodating. Due to the large number of people in the bride's family (each parent with more than 8 siblings) and the number of groom's guest coming out of town, it has been difficult to cut our budget any further. We are requesting the money to pay for the following items: -To pay the balance of the hall rental/catering -Photographer -DJ -Cost of wedding favors -Transportation -Attendant Gifts -To pay the remaining balance of the cake Due to the large number of guests, we anticipate receiving many monetary gifts. We plan to use this money to quickly pay off the loan. Additionally, Pete is employed with a prominent architecture firm in Cleveland with a competitive salary. Katie just graduated in May with a Master of Education and will begin working this fall at a local university as an advisor. We are looking for loan options for the upfront costs of the wedding since our significant cash flow will not begin until the end of summer and our wedding bills are due before that time. We both have good credit scores and an excellent payment history. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,124.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421386	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421386. Member loan 421386 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self	Debt-to-income ratio:	12.57%
Length of employment:	12 years	Location:	ORIENT, NY

Home town:	mount kisco
Current & past employers:	self, Conde Nast Publications
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to refinance my credit cards--my current balance on my Visa is $14,000.00 and its APR just went up to 19.4%. I would like to borrow $15,000 to pay off my Visa in its entirety as well as make a $1,000 payment towards my American Express bill (which is currently $2,000.00) I prefer a fixed monthly payment to paying anywhere from a large chunk to a minimum payment which is why I am requesting this specific loan. Thank you.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$446.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421402

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421402	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421402. Member loan 421402 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Virginia Farm Bureau	Debt-to-income ratio:	12.56%
Length of employment:	14 years 8 months	Location:	Marion, VA

Home town:	Marion
Current & past employers:	Virginia Farm Bureau, Smyth County Mutual Ins.
Education:

This borrower member posted the following loan description, which has not been verified:

I am interested in a debt consolidation loan and would like information on the interest rates.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,096.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421405	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421405. Member loan 421405 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Employment Store	Debt-to-income ratio:	14.83%
Length of employment:	1 month	Location:	Rochester, NY

Home town:	Boston
Current & past employers:	The Employment Store, Rochester City School District, Rochester Institute of Technology
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I make regular payments of a couple hundred dollars and I still don't seem to be getting anywhere with my debt. I want to consolidate at a better rate from LendingClub, and make a steady payment to get me on track away from this mess. This money I'm requesting will be used to immediately pay off my credit cards, so I have one grouped loan to pay off at a much more reasonable interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,581.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421428	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421428. Member loan 421428 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,084 / month
Current employer:	LAUSD	Debt-to-income ratio:	15.07%
Length of employment:	12 years	Location:	RANCHO CUCAMONGA, CA

Home town:	Los Angeles
Current & past employers:	LAUSD
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is requested to cover a family vacation prior to sending our child to college this August.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,654.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421442	$4,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421442. Member loan 421442 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Pittsford Cinema 9	Debt-to-income ratio:	11.10%
Length of employment:	2 years 10 months	Location:	Rochester, NY

Home town:	Gorham
Current & past employers:	Pittsford Cinema 9, Doodle Bugs! Childrens Center
Education:	Nazareth College of Rochester

This borrower member posted the following loan description, which has not been verified:

I have multiple credit cards that I am trying to close and get out from under. I can eliminate all of my credit card debt with the amount of money listed above. I never have a problem paying my bills on time and do so every month. I feel that with the high interest rates on my cards I am simply throwing my money away. I am a recent graduate of Nazareth College and I have a full time job. I have never had any collections brought against me. Please help me with this situation. Thank you

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,830.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421448	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421448. Member loan 421448 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Will Sub	Debt-to-income ratio:	20.53%
Length of employment:	2 years	Location:	Clare, MI

Home town:	Clare
Current & past employers:	Will Sub
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I need to get a loan to help with grad school expences

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$19,726.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421455	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421455. Member loan 421455 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Alton & Bird, LLP	Debt-to-income ratio:	23.80%
Length of employment:	9 years	Location:	Powder Springs, GA

Home town:	Fort Campbell
Current & past employers:	Alton & Bird, LLP, Alston & Bird LLP
Education:	Grantham University

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my family's debt into one simple payment. We have been working to lower our debt and hae made some progress but feel things would be easier and save us some money by consolidating everything at a lower rate. We have no problem paying our bills each month but have little left afterwards and feel any dent we make on our debt is small but still a step in the righ direction. We have been very good at paying our bills on time. We own our own home going on 11 years and have faithfully paid our mortgage on time with never a problem. Please consider us a reliable, responsible candidate for a loan.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,136.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421473	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421473. Member loan 421473 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Univest	Debt-to-income ratio:	12.24%
Length of employment:	2 years 11 months	Location:	HARLEYSVILLE, PA

Home town:
Current & past employers:	Univest, redners
Education:	penascola christian college

This borrower member posted the following loan description, which has not been verified:

loan

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,004.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421483	$17,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421483. Member loan 421483 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	PDI/Dreamworks Animation	Debt-to-income ratio:	16.94%
Length of employment:	3 years 6 months	Location:	Belmont, CA

Home town:
Current & past employers:	PDI/Dreamworks Animation, eBay Inc.
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my high interest credit cards and car loan into one low interest monthly payment. I am very responsible and always pay on time. I have a full-time job at a company that is doing very well. I have also taken on a second part-time job to help me get out of debt.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,467.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421492	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421492. Member loan 421492 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	12.44%
Length of employment:	2 years 1 month	Location:	Oklahoma City, OK

Home town:	Arlington
Current & past employers:	Delta Air Lines, Oklahoma Air National Guard
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking addition funds to open my wine shop. The Wine Barrel is an upstart business. It will be located in an untapped, growing area of NW Oklahoma City. My business plan forecasts 50000 to 75000 a month in gross sales. The average profit margin is 25%. The shop will be located next to a brand new convenience store. Oklahoma is unique, because you cannot buy wine and spirits in a convenience or grocery store by law. So, people, who are on their way home, that stop to get gas, they can get a couple bottles of wine for dinner. The 25000 will go towards the computer register, shelving, and custom store front sign. I am a 14 year veteran still serving with the Oklahoma Air National Guard. I am a pilot and Director of Operations of a TALCE/CRE unit. I served honorably in Enduring Freedom and Iraqi Freedom. I used my military flying experience to obtain a job with Delta Air Lines. I believe myself to be a very reliable and responsible person. I plan on having a full time store manager, who is retired military.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,193.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421501	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421501. Member loan 421501 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Salesforce.com	Debt-to-income ratio:	8.71%
Length of employment:	1 year 9 months	Location:	San Francisco, CA

Home town:	Redwood City
Current & past employers:	Salesforce.com
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have been holding on to a large amount of credit card debt incurred from paying for college. I am now in a financial position where I can pay it off and I am looking for the most economical and efficient way to do so.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$15,008.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421527	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421527. Member loan 421527 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	2.35%
Length of employment:	1 year	Location:	Des Plaines, IL

Home town:	Boston
Current & past employers:	Bank of America Corp., New York Life Insurance
Education:	Morehouse College

This borrower member posted the following loan description, which has not been verified:

Hey, I am apply for a loan to buy a car. I recently graduated from college and move to Des Plaines Illinois. I moved here to begin my career at Bank of America as a first year analyst. My reason for the loan is I am in a remote area in Illinois and have to walk for miles just to get to the store and it's really a problem. My starting salary is $53,000 a year and I can repay the loan before the end of this year. I would of finance the car from a car dealership, but I got a really great deal on a car from an owner so this is the reason for my loan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,779.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421529	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421529. Member loan 421529 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hensel Phelps Construction Co.	Debt-to-income ratio:	10.69%
Length of employment:	5 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Hensel Phelps Construction Co.
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I just recently graduated from college and am faced with my credit card debt I accumulated during school. I now have a great job, but I am struggling with the high interest rates that credit card companies impose. I will use this loan to pay off my credit card debt and consolidate everything into a single payment with lower interest. My situation as a recent college grad makes me a great candidate for a loan becuase I needed credit during school and now that I have a job want to get rid of all debt in my life. Once I pay off the credit accounts I plan on closing them.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,045.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421533	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421533. Member loan 421533 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Healthcare Staffing, Inc.	Debt-to-income ratio:	20.60%
Length of employment:	8 years 2 months	Location:	Conyers, GA

Home town:
Current & past employers:	Healthcare Staffing, Inc., Rockdale Hospital, Emory University, School of Medicine
Education:	Emory University, Oxford College of Emory University, Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my Prosper loan to free up more funds to pay down my Visa card. My monthly payment for Prosper is $317, with 9 more payments. I owe 5,300 on the Visa with an 8% interest rate. I have consolidated other debt with a new loan with USA Federal Credit Union. The payment is $258 per month. I have increased my income with a second job, but I also need funds now for home repairs. As you can see from my credit history, I am an excellent candidate for this loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,388.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421555	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421555. Member loan 421555 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Pfizer Inc.	Debt-to-income ratio:	12.09%
Length of employment:	5 years 4 months	Location:	WALTHAM, MA

Home town:	Epping
Current & past employers:	Pfizer Inc., Applera Corp-Applied Biosystems Group
Education:	University of Lethbridge

This borrower member posted the following loan description, which has not been verified:

Consolidate personal bank loans at lower interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$12,982.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421628	$5,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421628. Member loan 421628 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ADP TotalSource	Debt-to-income ratio:	6.65%
Length of employment:	3 years 5 months	Location:	Seattle, WA

Home town:	Richmond
Current & past employers:	ADP TotalSource, KPLU National Public Radio 88.5 FM
Education:	Virginia Commonwealth University, Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

I work for a public radio station. My income is based 100% on advertising or "underwriting" revenue. As the economy has worsened, so has local and small business budgets for promotion and advertising. This in turn directly affects my income. The primary purpose of this loan is to pay off two of the three credit cards that I currently have. I have two balances that amount to roughly $5000. By paying these off using a loan through this organization, I can not only consolidate my debt, but also get away from the insane interest rates that they have applied to my cards. I am responsible and a hard worker and this will help me to get out of debt more quickly and with less money going to these wayward credit card companies! My credit worthiness is directly related to my current debt to income ratio and nothing more! Thanks for considering! Ben Wyatt

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,785.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421651	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421651. Member loan 421651 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421683	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421683. Member loan 421683 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,622 / month
Current employer:	Disabled for 11 years	Debt-to-income ratio:	11.92%
Length of employment:	20 years 8 months	Location:	Shreveport, LA

Home town:	Shreveport
Current & past employers:	Disabled for 11 years, Burnett, Sutton, Walker& Callaway 1982-1989, Coon, Brewer, Wallace &Long 1989-1992, Randal l. Coon & Assoc. 1992-1999
Education:	Louisiana State University-Shreveport (LSUS), LSU Law School, Baton Rouge

This borrower member posted the following loan description, which has not been verified:

I have been widowed about 4 years when my wife of 30 years suddenly died at age 50. As it turned out, I had been dating this fiance' when I met my wife and changed my plans. We parted ways; she also married, but divorced after about 10 years. I had gone to college with her at LSU. She went on to obtain her BS in Biology and her R.N., and I went on to go to law school. For the past several years, I have been on disability, and drew LTD from 2 policies which I had reluctantly purchased in my 20's, never dreaming I would need them, but together with the LTD policy payments, and social security and also social security on my twin daughters after their mother died, my income ranges about 5000-5500 a month right now, as you can see from my bank statements. Helen, my fiance' also made quite a high salary, as most people know about RN's. She had an accident which disbilitated her about 2 years ago. She settled the worker's comp, and has lived on that , waiting for SSD. Now she has determined that she can go back to work, but does not have a car or the money to buy one. She has found an excellent value for about $4000, taxes included, and has several job offers pending. I could obtains loans other ways, but I feel that with my credit [700+ at Equifax], and stable income, I could get a personal loan. She also wanted to arrange it so that if she decided to do so, she plans to repay it more quickly than the terms would call for. I own a 2005 Chevy Equinox with low mieage, and if necessary could us that title,[I paid cash for it] I could. But we would like to keep it in a personal lan if possible. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$33,115.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421734	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421734. Member loan 421734 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	self employee	Debt-to-income ratio:	7.11%
Length of employment:	10 years	Location:	norcross, GA

Home town:	MEXICO
Current & past employers:	self employee, IVY CREEK
Education:	NONE

This borrower member posted the following loan description, which has not been verified:

I am planning to buy a used truck for work related purposes and to pay some money on one of my debts. I cannot apply for a car loan because it needs to be at least less than 5 years old and the one I want to buy is 2002 model.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421764	$4,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421764. Member loan 421764 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	3.00%
Length of employment:	3 months	Location:	Iowa City, IL

Home town:	Iowa City
Current & past employers:	Wal-Mart Stores, Hy-vee
Education:

This borrower member posted the following loan description, which has not been verified:

Transportation

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421783	$9,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421783. Member loan 421783 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	US Govt	Debt-to-income ratio:	5.93%
Length of employment:	19 years	Location:	CHEYENNE, WY

Home town:	Casper
Current & past employers:	US Govt
Education:	United States Air Force Academy (USAFA)

This borrower member posted the following loan description, which has not been verified:

Purpose of this loan is to re-finance a purchase of a timeshare on the south end of the Strip

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,981.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421830	$9,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421830. Member loan 421830 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	n/a	Debt-to-income ratio:	8.25%
Length of employment:	2 years	Location:	cleveland, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

money will be use to purchase a handyman special 2bd 1 bth house..currently i am paying 450 mth rent on apt. 5 blocks from house.. i am on mth to mth since lease has expired.. have lived here almost 2 years.. it will become my permanent residence.. home is in livable condition with need for tlc and general maintenence..

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,373.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421833	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421833. Member loan 421833 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,167 / month
Current employer:	Shell Oil	Debt-to-income ratio:	5.85%
Length of employment:	35 years	Location:	Spring, TX

Home town:	Chicago
Current & past employers:	Shell Oil
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

This loan is going towards helping reduce higher interest rate credit cards as well as help my son with college tuition. My credit rating should speak for itself. I always pay my bills on time and for the full balance.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,613.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421847	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421847. Member loan 421847 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	SIDDSO	Debt-to-income ratio:	5.36%
Length of employment:	16 years 4 months	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	SIDDSO
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan needed for a short term of 12 months to cover expansion and growth of new business.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,848.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421853	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421853. Member loan 421853 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	20.19%
Length of employment:	n/a	Location:	Lubbock, TX

Home town:	Odessa
Current & past employers:
Education:	Univeristy of Phoenix

This borrower member posted the following loan description, which has not been verified:

In January my husband lost his job due to downsizing at his company. We live in the largest dry (no alcohol) city in the nation and the town has recently passed a new ordinance for the town to now offer alcohol. Well when the whole buzz started the company my husband worked for panicked and laid off all of its highest paid store level employees so they could afford cheaper labor when the town went wet. This left us in quite a bind for about 4 months. He has an even better job now but in the 4 month time span we went through most of our savings and did have to use credit cards for some of our expenses. We have 3 young children (10, 8, and 5) who did contribute to some of our expenses. Raising kids is not cheap :) Anyway, we are not behind on any of our bills or utilities and have not been. Right now I am just wanting to get our credit cards paid back down and have a bit of extra money to start school with in a couple of months.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,058.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421855	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421855. Member loan 421855 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	retired	Debt-to-income ratio:	17.29%
Length of employment:	n/a	Location:	orlando, FL

Home town:	oslo
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

purchasing a manufactured home

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$4,296.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421873	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421873. Member loan 421873 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	msbc cleaning services	Debt-to-income ratio:	13.19%
Length of employment:	3 months	Location:	Dearborn, MI

Home town:
Current & past employers:	msbc cleaning services
Education:

This borrower member posted the following loan description, which has not been verified:

need financing for a car

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,227.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421927	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421927. Member loan 421927 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Greenpath Debt Solutions	Debt-to-income ratio:	16.77%
Length of employment:	4 years 6 months	Location:	Woodside, NY

Home town:	Manhattan
Current & past employers:	Greenpath Debt Solutions, Daybreak Adult Medical Day Care, Second Home Adult Medical Day Care, American Red Cross, Administration for Children's Services
Education:	Union College

This borrower member posted the following loan description, which has not been verified:

I work for a financial education and debt management organization and over the past four years have been working to pay of 30,000 in debt. I am down to about 15,000 but recently moved to a new apartment, married and have a child on the way. The medical expenses and extra expenses are threatening to take me in the other direction. I am several months from paying off both a personal loan and a pension loan. I have garnished a substantial increase in salary and now can have a working surplus budget to help me establish emergency savings. I would like to use this loan to pay off the above mentioned loans as well as small (but accumulating medical and credit card bills). This would leave me with one debt to repay for the 10K amount along with one credit card of about 5K, hopefully at a lower interest rate than what I currently have. By February of 2010 I expect a substantial refund due to the new family and can have this all paid off if I approach this according to my plan - in which this loan is essential.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,835.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421940	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421940. Member loan 421940 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	MedAssurant	Debt-to-income ratio:	11.67%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Keystone
Current & past employers:	MedAssurant, National Committee for Quality Assurance, American College of Cardiology, National Association of Children's Hospitals and Related Institutions
Education:	University of Florida, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am a stable, financially-sound professional in the Washington DC area. I have approximately $25,000 of credit card debt that I would like to consolidate and eliminate as quickly as possible so I can start planning for my first house.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,958.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421959	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421959. Member loan 421959 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US Air Force	Debt-to-income ratio:	8.33%
Length of employment:	5 years 5 months	Location:	Kathleen, GA

Home town:	Dayton
Current & past employers:	US Air Force, Gainesville, Ga Police Department, Hamilton County, Tn EMS
Education:	Chattanooga State Technical Community College

This borrower member posted the following loan description, which has not been verified:

This will be for a motorcycle. Your motorcycle loans start at $5,000 and I didn't want to finance that much. Thank you!

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,161.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421971	$25,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421971. Member loan 421971 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,142 / month
Current employer:	Federal Home Loan Bank of Boston	Debt-to-income ratio:	21.85%
Length of employment:	3 years 6 months	Location:	Everett, MA

Home town:	Brockton
Current & past employers:	Federal Home Loan Bank of Boston, PNC Financial Services Group
Education:	University of Massachusetts-Dartmouth

This borrower member posted the following loan description, which has not been verified:

Responsible borrower seeking loan to pay off high interest credit card debt. In attempts to buy my first home, I'm trying to pay off all the current credit card debt I have so that the chances of getting a mortgage will be in my favor. Most if not all of my credit card accounts carry high APR's and is making it very difficult to pay down the balances even when sending more than the minimum payment due. Over the years my credit has gone from a low score while in college to the high six hundreds now. I've been able to attain this by being more responsible with my finances by paying on-time, paying directly through EFT, and have advanced in my professional career leading to a much higher salary than I was making three years ago. I am ready to pay off this high interest credit card debt and move on to investing my debt in a more financially strategic way for myself and the good of the economy by purchasing my first home.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	41
Revolving Credit Balance:	$24,471.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421980	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421980. Member loan 421980 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Pulsafeeder	Debt-to-income ratio:	17.84%
Length of employment:	9 years 6 months	Location:	W. Henrietta, NY

Home town:	Rochester
Current & past employers:	Pulsafeeder, Pulsafeeder
Education:	Riverside School of Aeronautics

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Curesome Inc is a small family run ecommerce corporation that currently has two websites (curesome.com & curesomeone.com) each averaging over 3200 visitors a month with an additional 3-4 more sites up and running by early 4th quarter of this year. Each website currently sells just under 600 products ranging from items for the home, personal health, body building, and pet supplies. Of these, 20 to 25 items account for 35% of our total sales. Future websites will be stream lined to specific customer goals and interests to take advantage of this. With an aggressive SEO plan utilizing such tools as Google analytics, we have seen a steady increase in visitors and sales, primarily from the United Kingdom and Germany with North America being responsible for just under 25% of current activity. Our goal at this time is to take advantage of our best selling products. We plan on being even more aggressive on pricing so will need to purchase larger quantities from our vendors in order to lessen the cost and raise our profit margin. This loan would allow us to reach that goal. I thank you for taking the time to read and consider our loan request for a family run business that we are very proud of. John Kehoe VP Curesome Inc.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,392.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422004	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422004. Member loan 422004 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	5.53%
Length of employment:	2 years 6 months	Location:	Norwell, MA

Home town:	Elizabeth
Current & past employers:	Medco Health Solutions, Johnson & Johnson
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for home improvements to enhance overall value of our property. My credit scores are between 768 and 790 and my 2008 W2 was $265K -- 2009 projects to $275K in my present role as VP, Sales for Medco Health Solutions. I am looking for short term loan so I do not have to tap into stock and 401K assets. I have never been late for a loan payment in over 25 years. Please let me know if you need any more information. Rich

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,131.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422028	$3,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422028. Member loan 422028 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$583 / month
Current employer:	n/a	Debt-to-income ratio:	2.57%
Length of employment:	n/a	Location:	toledo, OH

Home town:	Sandusky
Current & past employers:	Diversified Road and Pipe
Education:	University of Toledo, University of Dayton

This borrower member posted the following loan description, which has not been verified:

This loan will help cover the costs of my tuition. My dad lost his job and was unable to pay for my tuition and in order to take classes I need to pay for my classes from last semester. This loan will cover those costs.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$472.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422038	$1,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422038. Member loan 422038 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,750 / month
Current employer:	Smabu Corporation	Debt-to-income ratio:	11.91%
Length of employment:	1 year	Location:	Irvine, CA

Home town:
Current & past employers:	Smabu Corporation
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I have a perfect credit history in that I have always paid all of my debts on-time. Unfortunately, I have too much credit card debt. The reason for this debt is that in 2002 through 2005, I used credit cards (at teaser interest rates of around 2% on average) to finance a business venture. The credit card companies later increased the rates to more than 15% in some cases. I now want to just get my credit card debt paid off. I am seeking a $1,000 loan initially, since I am now establishing my credit worthiness with Lending Club. After I pay off the first loan, I hope to borrow more from Lending Club in the future, and use the money to pay-off my credit card debt. I only intend to use the money from Lending Club to pay-off existing credit card debt. I am not looking to increase my overall debt.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,954.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422064	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422064. Member loan 422064 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,167 / month
Current employer:	Circle Graphics	Debt-to-income ratio:	7.57%
Length of employment:	4 years 7 months	Location:	Mission Viejo, CA

Home town:	Ipswich
Current & past employers:	Circle Graphics, 3M
Education:	Northern State University, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a $7000.00 loan to pay off credit card and purchase computer equipment. I would like a fair interest rate and 24 month term.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,086.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422077	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422077. Member loan 422077 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,167 / month
Current employer:	Lennox Ind	Debt-to-income ratio:	0.14%
Length of employment:	3 years 4 months	Location:	Flower Mound, TX

Home town:	Hollywood
Current & past employers:	Lennox Ind, Lang Mfg
Education:	Seattle University

This borrower member posted the following loan description, which has not been verified:

Purchasing a new home. I need a short term bridge loan to fund my purchase which is scheduled to close on July 2nd - not enough time to get a mortgage loan in place.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,896.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422090	$11,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422090. Member loan 422090 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	U.S. Xpress Enterprises	Debt-to-income ratio:	3.63%
Length of employment:	1 year 8 months	Location:	Dearborn Heights, MI

Home town:	Bay City
Current & past employers:	U.S. Xpress Enterprises, Celadon trucking
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

This loan would be used to cover the purchase of a used automobile. This is not something I need just something I want. I own a car that works just fine and is paid for. I just want a second vehicle. I am 28 years old and have worked steadily as a truck driver for 7 years. I work for U.S. Xpress Enterprises, a large logistics firm that employs several thousand people. I have been employed here for a year and a half. My income is approx. $42,000. My only other income is from two roommates each paying $380 per month. I have rented the other two rooms in my house for four years. I have $10,000 in credit card debt and have cosigned on a $38,000 loan for my brother for college. That said, I still have about $1200 a month surplus income after all bills and personal needs are taken care of including an average $400 set aside for misc. expenses. I have always been a believer in working toward a good credit score (mine is about 677). This loan would help me increase my score by providing me yet another opportunity to responsibly repay debt. Lastly, I wish to get a loan without a cosigner but may be able to recruit my significant other for this task if necessary. Thank you for considering me. I hope to return to this site in the future as an investor. David Robert Reinke

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$10,575.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417841	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417841. Member loan 417841 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Thirteen23 Corp	Debt-to-income ratio:	1.86%
Length of employment:	2 years 6 months	Location:	AUSTIN, TX

Home town:	Atlanta
Current & past employers:	Thirteen23 Corp, Mains'l Services
Education:	Morningside College (B.A.), Unicversity of St. Thomas (Masters)

This borrower member posted the following loan description, which has not been verified:

Hello, I'd like a loan to pay for a used car-- my previous car was recently broken into and totaled. I was planning to buy a used car this fall, so I've been anticipating the monthly payments, but recent events have accelerated my plans! Thank you very much for your consideration. Jeffrey

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,738.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418147	$18,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418147. Member loan 418147 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	20.64%
Length of employment:	2 years	Location:	SAVAGE, MN

Home town:	Minneapolis
Current & past employers:	Wells Fargo, Carlson Marketing
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to lower my payments by getting into a fixed interest rate with a set term.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,443.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420068	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420068. Member loan 420068 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Pike Electric	Debt-to-income ratio:	12.00%
Length of employment:	8 years 6 months	Location:	Madison, GA

Home town:	Madison
Current & past employers:	Pike Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay for the rest of my wedding and honeymoon in October. I've always payed all my bills and loans back on time and usally early and will do the same with this money. Thank you.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420579	$6,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420579. Member loan 420579 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Kronotex USA	Debt-to-income ratio:	0.00%
Length of employment:	2 years 1 month	Location:	AUGUSTA, GA

Home town:	Waycross
Current & past employers:	Kronotex USA, Sweetheart Cup Company
Education:	Augusta State University

This borrower member posted the following loan description, which has not been verified:

This money will be used to paint my house and repair my entry doors. I am also installing gutters on my home. I have recently paid off all of my and my wife's credit card debt. We have also paid off all of our auto loans and a personal loan I had with my hometown bank. Our house refinance allowed us to accomplish some financial goals that include establishing a savings account for a Roth IRA and a personal savings account. My wife and I are currently in the best financial shape in our lives and have a total annual gross income of $94,000 with very little debt.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420595	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420595. Member loan 420595 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Executive Health Resources	Debt-to-income ratio:	9.53%
Length of employment:	1 year 2 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Executive Health Resources
Education:

This borrower member posted the following loan description, which has not been verified:

I am not certain what you want me to write in this bo, but if it helps me get the loan know that I am a very very responsible individual who just needs to get out from under. All of my creditiors payments are current, have been paid consistently on time. if you pull my credit report you will not see any late or past due paments for over 20 years.... Excluding an occasional mix up with due dates that may have fallen on a weekend. Hope being this responsible will assist me in getting approved and at reasonible rate.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	29
Revolving Credit Balance:	$7,799.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421088	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421088. Member loan 421088 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,656 / month
Current employer:	Sourcecorp	Debt-to-income ratio:	6.48%
Length of employment:	1 year 7 months	Location:	Dallas, TX

Home town:	Kingwood
Current & past employers:	Sourcecorp, Sourcecorp
Education:	Southern Methodist University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay family for wedding expenses, and possibly pay off credit cards based on the rate I can get. I have a stable job making over 80k plus a non-taxable annuity of > 44k (x 1.25 since tax free) meaning gross income is over 139k annually. I have no issues paying credit cards and pay well above the minimum payment each month, but I need some cash to pay my father back for some wedding expenses, and figured I might as well consolidate to make the logistics of paying the cards each month easier if I can get a good rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421145	$2,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421145. Member loan 421145 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	gulfstream cafe	Debt-to-income ratio:	6.46%
Length of employment:	3 years 6 months	Location:	surfside beach, SC

Home town:	Cherry Hill
Current & past employers:	gulfstream cafe
Education:

This borrower member posted the following loan description, which has not been verified:

to pay for new hvac units for our home

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,171.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421221	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421221. Member loan 421221 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blind Industries and Services of MD	Debt-to-income ratio:	11.55%
Length of employment:	19 years	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	Blind Industries and Services of MD
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

pay off debts that I owed.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,731.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422024	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422024. Member loan 422024 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Solstice	Debt-to-income ratio:	7.53%
Length of employment:	6 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Solstice, AT&T, Nextel
Education:	N.O.V.A

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,930.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422033	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422033. Member loan 422033 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Labette Community College	Debt-to-income ratio:	12.42%
Length of employment:	20 years 8 months	Location:	PARSONS, KS

Home town:	Parsons
Current & past employers:	Labette Community College, Wesley Medical Center, Mount Carmel Medical Center, Labette Medical Center, St Lukes Hospital in Kansas City
Education:	Pittsburg State University, Labette Community College, Wichita State University, Friends University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I am ready to make several small updates in my house to increase it's value.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	12
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	7.28%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422110	$6,150	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422110. Member loan 422110 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Ideal Precision Instrument Service	Debt-to-income ratio:	15.85%
Length of employment:	10 years	Location:	columbus, OH

Home town:	Sebring
Current & past employers:	Ideal Precision Instrument Service, Jegs, General Merchandise
Education:	West Liberty State College

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan to purchase a 2007 Kawasaki Vuclan 900 motorcycle from a private seller. I viewed the bike yesterday and it appears to be a good deal. This is a first bike for me (taking the MSF course in a few weeks). I did not want to invest a large amount of money into a bigger or new bike as that did not seem practical. My goal is to obtain a loan to purchase a motorcyle in the most practicle way that I know. I would like to purchase a used bike to save the money. I am not looking for a very expensive bike. I just want a reliable newer bike that it big enough for my size. I have been employed by the same company for 10 years. I started out in sales and have been the Sales Manager for 3 years now (selling precision linear gaging). I am a home owner with 2ea cars (one will be payed off in a month), wife, and two dogs. Our house is not in the greatest neighborhood(or the worst), but I sleep fine making the mortgage and other bills. We don't own/finance any lavish toys or take yearly vacations to exotic destinations. I do not want to make financing this bike to be any type of a burden on my family and this seems to be the best way to approach the situation. I know I have good enough credit to obtain personal loans from many banks. However, I like the idea of this service and the rates looks good. Thank you for reading my request.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,733.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422161	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422161. Member loan 422161 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Redcats USA	Debt-to-income ratio:	18.43%
Length of employment:	2 years 4 months	Location:	Long Island City, NY

Home town:	New York
Current & past employers:	Redcats USA
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

Hi all, I have a 16.99 % on one my credit cards and would like to get a lower interest rate to try to pay it off. I've already called the credit card company to see if they can lower the interest rate. But due to the credit crisis, a lot of the banks are not willing to budge. Would like to call upon the lenders here for help. Thanks,

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,918.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422163

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422163	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422163. Member loan 422163 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Self	Debt-to-income ratio:	2.63%
Length of employment:	5 years	Location:	Bayonne, NJ

Home town:	Trinidad
Current & past employers:	Self, Strategic Legal, New York, NY
Education:	St John's University-New York, St. John's Univ School of Law

This borrower member posted the following loan description, which has not been verified:

I am an attorney and investor. Last year, I started to work more for myself. I worked for part of the year doing contract legal work and part of the year working on my financial investments. I did quite well and this year I am expanding so that I will be able to work for myself. This is my dream. I have been using my own funds to set up at home and need some liquidity. I do not expect to hold on to the borrowed funds for long. My credit history will bear out that I am a good risk with FICO more than 750.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,841.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422190	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422190. Member loan 422190 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	16.77%
Length of employment:	1 year 1 month	Location:	Sanford, FL

Home town:
Current & past employers:	Federal Bureau of Prisons, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I got an unexpected bill for 3000 from an accident I was in and have less than a week to pay for it. I am a federal Officer with a salary of 41,000 year. I pay all my bills on time, just trying to pay this bill off as soon as I can.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422205	$16,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422205. Member loan 422205 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Law Office of Barbara Smith	Debt-to-income ratio:	9.00%
Length of employment:	2 years 6 months	Location:	SPRING VALLEY, CA

Home town:	San Diego
Current & past employers:	Law Office of Barbara Smith
Education:	Grossmont College, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I need this loan to consolidate a combination of medical debt, student debt, tax debt, and a debt for furniture. I incurred most of this debt recently as the result of a divorce and I am a student and am having difficulty keeping up with it each month because the total of all the payments amount to about $1600 per month. I only work part time to allow me to go to school, so when my living expenses such as car insurance, phone, gas, food, etc, are added to this, it leaves me with a negative cash flow. I wish to consolidate the debt so that I can have a lower monthly payment and a fixed term in which to pay it off, so that I can have more time to focus on my studies. Thank you, Rachel Martinez

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,480.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422262	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422262. Member loan 422262 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,120 / month
Current employer:	Aspen Travel	Debt-to-income ratio:	12.12%
Length of employment:	4 years 10 months	Location:	Etna, WY

Home town:	Boise
Current & past employers:	Aspen Travel
Education:	Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to finalized some of the improvements on my house. I began building my house in May 2008 and I am nearing completion. I am asking for the loan for the simple things that I didn't add into the original cost of the house. Window treatments, deck materials, lighting fixtures. I have been working for the same company since 2004 and have strong ties in the community where I am building. I also coach jr high volleyball part time in the area. I do believe that I am a good candidate because I have a good history of paying my bills on time and my current credit ratings are 746/737/751. Thank you for your time in considering me for this personal loan. I do appreciate your time and help with this.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	71
Revolving Credit Balance:	$257.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422275	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422275. Member loan 422275 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Northwestern Memorial Hospital	Debt-to-income ratio:	7.42%
Length of employment:	6 years 9 months	Location:	Chicago, IL

Home town:	Dallas
Current & past employers:	Northwestern Memorial Hospital
Education:	City Colleges of Chicago-Harold Washington College

This borrower member posted the following loan description, which has not been verified:

Thank you!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,630.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422307	$7,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422307. Member loan 422307 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Guardian Fiberglass	Debt-to-income ratio:	11.65%
Length of employment:	8 years 10 months	Location:	Marshall, MI

Home town:
Current & past employers:	Guardian Fiberglass
Education:

This borrower member posted the following loan description, which has not been verified:

Want to buy a 97 camaro for my wonderful daughter, but banks don't want to finance one that old. The other $1500, would be to pay off my wifes Yukon. I have a steady well paying job and 700+ credit score. Never late on payments.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$62,466.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422328	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422328. Member loan 422328 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.56%
Length of employment:	n/a	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

This loan is to be used to help fund necessities for my car including standard 50,000 mile inspection, new tires, etc. I just graduated and will begin my new career in a few short weeks as a nurse in the Chicagoland area. I want to ensure my car will be in optimum condition before having to drive in and out of the city. My parents have been assisting me with expenses and allow me to live with them, rent free. I have an excellent credit score and rating, as you can tell, and feel I am a dependable client you can rely on.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,783.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422338	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422338. Member loan 422338 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$18,750 / month
Current employer:	Haynes and Boone formerly MacPherson Kwok	Debt-to-income ratio:	11.77%
Length of employment:	1 year 4 months	Location:	SARATOGA, CA

Home town:	Livingston
Current & past employers:	Haynes and Boone formerly MacPherson Kwok
Education:	University of Rochester, Stanford University

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan of $2500 to pay down high-interest debt. I'm looking for a term of 24-36 months, although I anticipate paying off the loan early. I am a good, reliable, and responsible candidate for the loan because I have a good job with a reliable source of income. Also, because of rules governing my profession, I have an ethical obligation to repay all debts promptly.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	58
Revolving Credit Balance:	$12,176.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422348	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422348. Member loan 422348 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Dynavox	Debt-to-income ratio:	4.43%
Length of employment:	1 month	Location:	SAN FRANCISCO, CA

Home town:	Worcester
Current & past employers:	Dynavox, Oakland Unified School District, Challenger School
Education:	New York University (NYU), San Francisco State University

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I am applying for a loan to buy a car for my new job as a sales consultant, which typically pays about $75K per year. As I am transitioning from my former job as a teacher, I would need a loan in the interim. My job requires that I drive from client to client so having a car would be essential to my income. Thank you for your consideration, Geraldine Kim

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,414.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422364	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422364. Member loan 422364 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Genesis Power	Debt-to-income ratio:	19.12%
Length of employment:	4 years 1 month	Location:	MC KINNEY, TX

Home town:	Pittsburgh
Current & past employers:	Genesis Power
Education:	IC School of Business Management

This borrower member posted the following loan description, which has not been verified:

I have out of pocket expenses for my son's scoliosis spine surgery and need some help in the form of a short term loan. Thank you very much. God Bless.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	23
Revolving Credit Balance:	$20,531.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 422374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422374	$4,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422374. Member loan 422374 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	US Box Corporation	Debt-to-income ratio:	7.67%
Length of employment:	10 months	Location:	IRVINGTON, NJ

Home town:	Newark
Current & past employers:	US Box Corporation, Costco Wholesale
Education:	Essex County College

This borrower member posted the following loan description, which has not been verified:

I have several lines of credits open at different APR's and I would like to consolidate them. I also have a few expenses that I need assistance paying off with.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,246.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422379	$1,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422379. Member loan 422379 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Doe & Ingalls Inc	Debt-to-income ratio:	20.00%
Length of employment:	7 years 5 months	Location:	Everett, MA

Home town:	Everett
Current & past employers:	Doe & Ingalls Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a 1,500 loan over 36 months you had sent me an offer but when I clicked the link it wouldn't go further......I talked to Rachel today in Customer service she suggested I re send...Thanks Michelle

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,187.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422412	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422412. Member loan 422412 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Shelter Hotels	Debt-to-income ratio:	4.93%
Length of employment:	1 year 2 months	Location:	Santa Nella, CA

Home town:	New York
Current & past employers:	Shelter Hotels
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

Purchasing a Historic 105 year old hotel with 56 rooms, 2 restaurants, 2 bars, seperate casino. Oh and it's own famous ghost.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,036.00	Public Records On File:	1
Revolving Line Utilization:	10.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422455	$8,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422455. Member loan 422455 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Bank of A	Debt-to-income ratio:	22.54%
Length of employment:	5 years 3 months	Location:	Winnetka, CA

Home town:	Little Rock
Current & past employers:	Bank of A, Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Unexpectd California tuition hike - Need help to finish off graduate work

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,621.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422481	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422481. Member loan 422481 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Essilor of America	Debt-to-income ratio:	8.60%
Length of employment:	2 years 7 months	Location:	Haltom City, TX

Home town:	Fort Worth
Current & past employers:	Essilor of America, Tarrant County (Wife)
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

Me and my wife would like to consolidate our credit cards, and finish simple upgrades to our new home. Both of us have never had any credit issues...

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,275.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422522	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422522. Member loan 422522 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Hotel Max	Debt-to-income ratio:	9.12%
Length of employment:	1 year 4 months	Location:	Seattle, WA

Home town:	Caracas
Current & past employers:	Hotel Max, Hotel Monaco, Seattle's Convention and Visitors Bureau, Palmer House Hilton
Education:	Instituto Universitario De Nuevas Professiones

This borrower member posted the following loan description, which has not been verified:

Not sure what goes here...would like to get money for a combination of things such as home improvement projects, major purchases and others. Do not want to put these things on my credit cards. Thanks!

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,212.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 261 dated June 30, 2009